NOTE PAYABLE - EQUIPMENT	12 Months Ended
Dec. 31, 2010
NOTE PAYABLE - EQUIPMENT
NOTE 5 -   NOTE PAYABLE - EQUIPMENT

On July 12, 2006, the Company entered into a secured loan agreement with GE Commercial Finance for the purchase of $21,262 of communications equipment related to the Company’s corporate office space. This loan has a five-year term with monthly payments of approximately $400 including interest at the rate of 8.15% per annum and is secured by the equipment purchased. The outstanding balance at December 31, 2010 and 2009 was approximately $3,000 and $8,000 respectively, of which approximately $3,000 and $4,000 is included in current liabilities. Future principal payments under the secured loan payable as of December 31, 2010 for the next year is approximately $3,000.